UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2025 (July 28, 2025)
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CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2025, CoreWeave Compute Acquisition Co. V, LLC (“CCAC V”), a Delaware limited liability company and a direct subsidiary of CoreWeave, Inc., a Delaware Corporation (the “Parent”) and CoreWeave Compute Acquisition Co. VII, LLC (“CCAC VII” and together with CCAC V, the “Borrowers”), a Delaware limited liability company and an indirect subsidiary of the Parent as borrowers, entered into a credit agreement (the “Credit Agreement”) with MUFG Bank, Ltd., as administrative agent, U.S. Bank Trust Company, National Association as collateral agent, U.S. Bank National Association, as depository bank, Morgan Stanley Asset Funding, Inc. and MUFG Bank, Ltd. as joint lead arrangers and joint bookrunners, Goldman Sachs Bank USA, as joint lead arranger, and the lenders party thereto, providing for a $2.6 billion delayed draw term loan facility (the “DDTL 3.0 Facility”). The DDTL 3.0 Facility was entered into primarily to finance capital expenditures required to perform a customer contract, including the acquisition of GPU servers and related infrastructure.

Availability and Maturity

The DDTL 3.0 Facility provides for delayed draw term loans available in one or more draws until the commitment termination date in July 2026. The maturity date of the DDTL 3.0 Facility is August 21, 2030.

Interest Rate and Fees

Amounts borrowed under the DDTL 3.0 Facility are subject to an interest rate per annum equal to, at our option, either (a) for base rate loans, an applicable margin of 3.00% plus a base rate (subject to a 0.00% floor) determined by reference to the highest of (i) the prime rate, (ii) the federal funds effective rate plus 0.50%, and (iii) daily simple SOFR plus 1.00% or (b) for SOFR loans, 4.00% plus the daily compounded SOFR, as applicable (subject to a 0.00% floor).The DDTL 3.0 Facility provides for payment of, among others, undrawn fees in an amount equal to 0.50% per annum on the average daily undrawn portion of the DDTL 3.0 Facility, which undrawn fees are payable monthly in arrears.

Guarantees and Security

The obligations of CCAC VII (but not CCAC V) under the DDTL 3.0 Facility are unconditionally guaranteed by the Parent pursuant to a parent guarantee and pledge agreement, dated as of July 28, 2025, by and among the Parent, CCAC VII HoldCo LLC, a Delaware limited liability company (“CCAC VII HoldCo”), U.S. Bank Trust Company, National Association, and the lenders party thereto (the “Parent Guarantee and Pledge Agreement”). All obligations under the DDTL 3.0 Facility are secured by substantially all assets of CCAC VII and a pledge of 100% of the equity interests in CCAC VII held by CCAC VII HoldCo.

Covenants

The Borrowers are required to comply with the following financial covenants, among others:

Debt Service Coverage Ratio. Beginning in April 2027, the Borrowers are required to maintain a debt service coverage ratio of at least 1.40x.

Contract Realization Ratio. Beginning on the last day of the first full calendar month after the initial borrowing under the DDTL 3.0 Facility, the Borrowers are required to maintain a contract realization ratio (the ratio of actual amounts billed or received under the customer contract during the most recently ended consecutive three-month period to the projected contracted cash flows for such three-month period) of 0.85x or more as of the last day of each calendar month.

Certain Other Covenants and Events of Default. The DDTL 3.0 Facility contains a number of other customary negative covenants, and the Credit Agreement contains customary events of default, including payment defaults, failure to perform or observe covenants, cross-defaults with certain other indebtedness, a change of control, and certain bankruptcy events. The Credit Agreement also contains events of default related to certain adverse events with respect to certain material contracts.

The foregoing summary of the DDTL 3.0 Facility does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Credit Agreement and the Parent Guarantee and Pledge Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure

On July 31, 2025, the Parent issued a press release announcing the closing of the DDTL 3.0 Facility. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Parent under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Credit Agreement between CoreWeave Compute Acquisition Co. V, LLC, CoreWeave Compute Acquisition Co. VII, LLC, U.S. Bank National Association, as depository bank, MUFG Bank, Ltd., as administrative agent, U.S. Bank Trust Company, National Association as collateral agent, Morgan Stanley Asset Funding, Inc., MUFG Bank, Ltd. and Goldman Sachs Bank USA, as joint lead arrangers, and other lenders party thereto, dated July 28, 2025.

10.2	Parent Guarantee and Pledge Agreement between CoreWeave, Inc., CCAC VII Holdco LLC and U.S. Bank Trust Company, National Association, and the lenders party thereto, dated July 28, 2025.
99.1	Press Release of the Company relating to the DDTL 3.0 Facility, dated July 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2025

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer